Exhibit 10.13

TECHNOLOGY ASSIGNMENT

THIS TECHNOLOGY ASSIGNMENT (the “Agreement”) is effective only as of the Effective Time (as defined herein) and is made by and between AnorMED Corporation (as successor in interest to AnorMED, Inc.), a company incorporated in Canada (together with its Affiliates, “AnorMED”) and Callisto Pharmaceuticals, Inc., a company organized under the laws of Delaware (together with its Affiliates, “Callisto”).  Each of AnorMED and Callisto are a “Party” and, together the “Parties”.

RECITALS

A.            Johnson Matthey Public Limited Company, an English corporation (“JM”), and SmithKline Beecham Corporation, a Pennsylvania corporation (“SKB”), entered into a Cooperative Research and Assignment Agreement, dated as of January 11, 1990 (the “Cooperative Agreement”) for a joint research program regarding the synthesis of certain non-metal compounds.

B.            JM and AnorMED entered into an Asset Transfer Agreement, dated as of June 28, 1996, whereby JM assigned to AnorMED all of its right, title, and interest in the Cooperative Agreement, including valuable patent rights, technical data and information relating to the compound Atiprimod (a/k/a Azaspiranes).

C.            By letter dated November 4, 1996, SKB terminated the Cooperative Agreement and assigned to AnorMED all of its right, title, and interest in the Cooperative Agreement, including valuable patent rights, technical data and information relating to the compound Atiprimod (a/k/a Azaspiranes).

D.            Pursuant to a license agreement by and between AnorMED and Synergy Pharmaceuticals, Inc. (“Synergy”) dated as of August 28, 2002, as amended by Amendment No. 1 to License Agreement dated as of May 23, 2003 and Amendment No. 2 to License Agreement dated as of July 8, 2004 (the “Original License”), AnorMED licensed to Synergy certain patent rights related to Atiprimod (a/k/a Azaspiranes) and one patent application (the “Jointly owned patent application”).

E.             Synergy is now a wholly-owned subsidiary of Callisto.

F.             AnorMED is now a wholly-owned subsidiary of Genzyme Corporation.

G.            As of December 31, 2007, Callisto and AnorMED entered into an Amended and Restated License Agreement (the “Amended License”) superceding and replacing in its entirety the Original License.

H.            The Parties wish to terminate the Amended License and to transfer and assign to Callisto all right, title and interest in the patent rights, technical data and information relating to the compound Atiprimod (a/k/a Azaspiranes), on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.             Definitions.  As used herein:

“Affiliate” shall mean any company or other business entity controlled by, controlling or under common control with a party, control being presumed if there is direct or indirect ownership of at least thirty-three and one-third percent (33 1/3%) (or, if less, the maximum permitted by applicable law) of the voting stock, equity or income interest.

“Effective Time” shall mean the time at which Genzyme receives the full amount of the Payment in the account designated in Section 4 hereof.

“Patent Rights” shall mean AnorMED’s interest in all the patents and patent applications which disclose and claim Atiprimod, or an analog or derivative thereof, or methods of use or manufacture of any of the foregoing, together with all divisional, extensions, reissues, substitutions, renewals, continuations and foreign counterparts thereof (including European Supplementary Protection Certificates) and patents issuing thereon.  Exhibit A attached hereto is presumed by the Parties to be a complete and accurate list of the Patent Rights; provided that AnorMED may, within three (3) business days of the Effective Time, notify Callisto that a patent or patent application listed on Exhibit A is incorrectly included in the Patent Rights, and a patent or patent application will not be deemed excluded from the Patent Rights if it is inadvertently omitted from Exhibit A.

“Product” shall mean any product comprising or incorporating Atiprimod (a/k/a Azaspiranes) and any analogs or derivatives described in the Patent Rights ad used for the diagnosis, treatment or prevention of disease in humans

“Technical Information” shall mean all trade secrets, technical reports and data concerning Atiprimod (a/k/a Azaspiranes) and any analogs or derivatives described in the Patent Rights, or any pharmaceutical composition based on the foregoing, that are necessary to develop, manufacture, have manufactured, use or commercialize a Product, including, but not limited to, preclinical data, toxicological studies, methods of synthesis, assay information and clinical trial data.

“Technology” shall mean Patent Rights and Technical Information.

2.             Assignment.

(a)           Assignment.  At the Effective Time, and in return for six hundred fifty thousand dollars ($650,000.00) (the “Payment”) and other consideration the receipt and sufficiency of which is hereby acknowledged, AnorMED does hereby transfer, assign, set over, and convey to Callisto, and Callisto’s successors and assigns, all of AnorMED’s right, title, and interest in and to (in the United States and all foreign countries) the Technology free and clear of all liens, mortgages, pledges, security interests, prior assignments and encumbrances of any kind whatsoever, including without limitation the rights, if any, to sue or bring other actions for past, present or future infringement thereof.  AnorMED acknowledges and agrees that the Technology and all proprietary rights to the Technology are the sole property of Callisto.  At Callisto’s request, AnorMED shall execute and deliver to Callisto one or more separate assignments evidencing the foregoing assignment, in form and substance reasonably satisfactory to Callisto, for filing with the United States Patent and Trademark Office and other patent authorities throughout the world, and perform such other acts as may be reasonably necessary to give effect to the foregoing assignment.

(b)           Files and Records.  To the extent AnorMED, or its predecessor AnorMED, Inc., has not already done so, upon written request by Callisto, AnorMED shall use reasonably diligent efforts to search for (and provide to Callisto if found) any existing files and records pertaining to the Technology, including without limitation all office actions, drafts, receipts, drawings, correspondence, disclosures, copies, diagnostic reports, prior art and analyses.

(c)           Patent Maintenance and Enforcement Responsibilities.  Following the Effective Date, Callisto shall assume and be responsible for maintaining and enforcing the Patent Rights, including, without limitation, the right to sue and taking responsibility for any action or proceeding involving the Patent Rights.  All costs and expenses relating to the maintenance and enforcement of the Patent Rights incurred on and after the Effective Date shall be borne solely by Callisto.  Notwithstanding the foregoing, Callisto may elect not to maintain and enforce the Patent Rights at any time after the Effective Date.

(d)           Assignment Recordation.  The responsibility and cost of recording the assignment of Patent Rights shall be borne solely by Callisto.

3.             Trademarks and Corporate Name.  All trademarks (except the “AnorMED” and “Genzyme” mark) to be utilized by Callisto with Product are and shall be shall be owned by Callisto.  To the extent any such trademark is owned by AnorMED, AnorMED agrees to assign and hereby assigns its entire right, title and interest in such trademark to Callisto, and further agrees to execute and deliver to Callisto one or more separate assignments evidencing the foregoing assignment, in form and substance reasonably satisfactory to Callisto and perform such other acts as may be reasonably necessary to give effect to the foregoing assignment. Callisto will not use or reference AnorMED’s, Genzyme’s or any of their Affiliates’ corporate name without the prior written consent of AnorMED, which such consent may be withheld for any reason in AnorMED’s sole discretion, unless required by law in which case the scope and content of such use or reference will be mutually agreed to by the parties.

4              Payment. The Payment will be made by wire transfer on or before the close of business on December 19, 2008 to the following account:

Beneficiary:  Genzyme Corporation

Account Number : 037-8388

Swift Code:  MELNUS3P

ABA/Routing #:  043000261

Bank Name:  The Bank of New York Mellon

5.             Warranties; Disclaimer.

(a)           Representations and Warranties of the Parties.  Each party represents and warrants to the other party that (a) it has full right, power, and authority to enter into this Agreement and to carry out the provisions hereof and (b) it has all necessary corporate approvals for its execution, delivery and performance of this Agreement.

(b)           Disclaimer.  EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 5(a), ANORMED MAKES NO OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PATENT RIGHTS AND EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PATENTABILITY AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF OTHER PARTIES.

6.             Confidentiality.

(a) Confidential Information.  Except as otherwise provided in this Article 6, during the term of this Agreement and for a period of five (5) years thereafter, a party (the “Receiving Party”) shall keep confidential and not disclose or use (except as contemplated by this Agreement) any proprietary or confidential information received from the other party (the “Disclosing Party”), including any exchanged under the Original License and Amended License, provided that Technical Information conveyed to Callisto pursuant to this Agreement will be deemed confidential information owned and disclosed by Callisto irrespective of the manner of its disclosure.  This restriction shall not apply to any information of the Disclosing Party to the extent the Receiving Party can demonstrate such information (a) was already known to the Receiving Party at the time of disclosure (as may be verified by the recipient’s contemporaneous written records, and excepting Technical Information conveyed to Callisto), (b) is or becomes public knowledge through no fault of the Receiving Party, (c) is received without an obligation of confidentiality from a third party having the lawful right to disclose same, or (d) was independently developed or discovered by the Receiving Party without the use of the information disclosed by the Disclosing Party (as may be verified by the recipient’s contemporaneous written records, and excepting Technical Information).

(b) Authorized Disclosure.  A Receiving Party may disclose information received from the Disclosing Party to the extent such disclosure is (i) required by law, regulation or court order or (ii) reasonably necessary, in connection with submissions to regulatory authorities for purposes of this Agreement, filing or prosecuting patent applications contemplated under this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations or conducting preclinical or clinical trials of Product; provided, however, that in the event of any proposed disclosure, the Receiving Party will use its reasonable efforts to secure confidential treatment of the information to be disclosed.

(c) Injunctive Relief.  Receiving Party agrees that the confidential information of the Disclosing Party constitutes valuable trade secrets. Receiving Party further agrees that breaches of its confidentiality and non-disclosure obligations concerning the such confidential information of the Disclosing Party will create irreparable harm for which monetary damages would be an inadequate remedy, and that the Disclosing Party may seek and upon proper proof obtain (from a court with proper jurisdiction) an injunction (without the posting of a bond or other security) to prevent any actual or threatened breach of this Agreement, as well as damages for already caused harm in the event of breach of any obligations herein regarding confidentiality.

7.             Indemnification.  Callisto or its Affiliates shall indemnify and defend and hold AnorMED, its Affiliates and their respective officers, directors, employees, agents, consultants and contractors and their respective successors, heirs and assigns (the “Indemnified Parties”) harmless from and against any claim, action, liability, damage, loss, cost or expense (including reasonable attorneys’ fees and expenses of litigation) (“Loss”) arising from or related to (a) Callisto’s activities, actions, or inactions under the Original License, the Amended License, this Agreement or any subsequent agreement between Callisto and any third party relating to the Technology, (b) any practice of the Patent Rights, (c) the development, testing, production, manufacture, supply, promotion, import, sale or use of any Product or Technology (or any component thereof) including, but not limited to, any personal injury or product liability matters, or (d) any material breach of this Agreement by Callisto, or (e) gross negligence or willful misconduct on the part of Callisto or any Affiliate or sublicensee or assignee.  AnorMED shall promptly notify Callisto of any such claim or action, allow Callisto to control the defense of such claim or action and render all reasonable assistance to Callisto in connection with defending such claim or action.  Callisto shall secure and maintain insurance commensurate with its obligations under this Section 7 and consistent with the reasonable standards of the industry with respect to the Product.  Callisto shall provide AnorMED with evidence of such insurance coverage within ten (10) business days after the date of this Agreement.

8.             Effectiveness of the Agreement.  The Parties hereby acknowledge and agree that this Agreement is of no force and effect prior to the Effective Time.  Further, the Parties acknowledge and agree that, if the Effective Time does not occur on or prior to 4pm EST on December 19, 2008, this Agreement shall be null and void and of no force and effect unless otherwise agreed to by the Parties in a subsequent writing.

9.             Miscellaneous.

(a) Entire Agreement; Modification.  This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes and cancels all prior understandings, obligations, promises and agreements, including under the Original License and the Amended License. Consistent with the foregoing sentence, notwithstanding anything in the Amended License to the contrary, AnorMED and Callisto hereby acknowledge and agree that the Amended License is hereby terminated as of the date hereof and is of no further force or effect and that all provisions of the Amended License, including those that expressly or implicitly survive termination, are hereby superseded by this Agreement effective as of the date hereof.  No modification or amendment hereof shall be valid or binding on the parties unless made in writing and duly executed by the parties.

(b) Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)  Notices and Communications.  Any notice or any other communication required or permitted to be given to a party pursuant hereto shall be sufficiently given if delivered personally or by facsimile or express courier service (expenses prepaid) to the address set forth below:

AnorMED:	AnorMED Corporation
c/o Genzyme Corporation
500 Kendall Street, Cambridge, MA 02142
Attn: General Counsel

Callisto:	Callisto Pharmaceuticals, Inc.
420 Lexington Avenue, Suite # 1609
New York, NY 10170
Attn: CEO

or to such other address as the party shall designate by written notice given to the other party.  All notices, information, reports and other communications in connection with this Agreement shall be in English.

(d) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, United States (regardless of its or any other state’s choice of law provisions).

(e) Jurisdiction and Venue.  To the fullest extent permitted by applicable law, any action or proceeding relating in any way to this Agreement may only be brought and enforced in the state or federal courts located in the City of Boston, State of Massachusetts, United States, to the extent subject matter jurisdiction exists therefore, and the Parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding.  The Parties irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such action or proceeding in such courts or any claim that any such action or proceeding brought in such court has been brought in any inconvenient forum.  Any judgment may be entered in any court having jurisdiction thereof.

(signature page to follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on December 19, 2008.

ANORMED INC.

By:	/s/ Stephen Mahoney
Name:	Stephen Mahoney
Its:	Assistant Secretary

CALLISTO PHARMACEUTICALS INC.

By:	/s/ Gary S. Jacob
Name:	Gary S. Jacob
Its:	CEO

EXHIBIT A

PATENT RIGHTS

1.	Title:	Immunomodulatory Azaspiranes
Priority Application: USSN 712,325 7 June 1991

Reference No.	Territory	Application No.	Filing Date	Issue Date	Patent No. or Publication No.
20015.00 Abandoned	US	07/712,325	7-Jun-91
20015.01 Abandoned	US	07/981,147	24-Nov-92
20015.20	US	08/277,456	19-Jul-94	7-Jan-97	US 5,591,748
20015.40	PCT	PCT/US92/04834	5-Jun-92		WO 92/22294
20015.41	EPO	92914312.1	5-Jun-92
20015.42	Ireland	921,827	1-Jul-92
20015.43	Japan	500972/1993	5-Jun-92	2-Feb-01	3155277
20015.44	S. Korea	93-703765	5-Jun-92	13-Jan-00	251570
20015.45 Abandoned	Mexico	922713	5-Jun-92
20015.46 Abandoned	New Zealand	243,029	5-Jun-92	29-Nov-94	243029
20015.47	Portugal	100,566	4-Jun-92
20015.48 Abandoned	S. Africa	92/4107	5-Jun-92	28-Apr-93

2.	Title:	Cytokine Inhibitors
Priority Application: USSN 657,578 19 February 1991

Reference No.	Territory	Application No.	Filing Date	Issue Date	Patent No. or Publication No.
20019.00 Abandoned	US	07/657,578	19-Feb-91
20019.01 Con Abandoned	US	07/887,628	22-May-92
20019.02 Con 01	US	08/138,178	15-Oct-93	11-Feb-97	US 5,602,166
20019.03 Con 02	US	08/779,418	7-Jan-97	4-May-99	US 5,900,430
20019.20 CIP 02 Abandoned	US	08/469,415	6-Jun-95
20019.40	PCT	PCT/US92/01283	18-Feb-92		WO 02/14462
20019.41	Australia	1463392	18-Feb-92	11-Jul-95	657745
20019.42	Canada	2,104,214	18-Feb-92
20019.43	European Patent Office	929073625	18-Feb-92	17-Nov-99	572537B1
20019.44	Ireland	920508	18-Feb-92
20019.45	Japan	04-507323/1992	18-Feb-92	23-Feb-01	3162071
20019.46 Abandoned	S Korea	93-702468	18-Feb-92
20019.47	S Africa	92/1120	17-Feb-92	27-Jan-93	199201120

20019.48	Austria	92907362.5	18-Feb-92	17-Nov-99	572537
20019.49	Belgium	92907362.5	18-Feb-92	17-Nov-99	572537
20019.50	Switzerland/ Liechtenstein	92907362.5	18-Feb-92	17-Nov-99	572537
20019.51	Denmark	92907362.5	18-Feb-92	17-Nov-99	572537
20019.52	Spain	92907362.5	18-Feb-92	17-Nov-99	572537
20019.53	France	92907362.5	18-Feb-92	17-Nov-99	572537
20019.54	Great Britain	92907362.5	18-Feb-92	17-Nov-99	572537
20019.55	Greece	92907362.5	18-Feb-92	17-Nov-99	2000400311
20019.56	Italy	92907362.5	18-Feb-92	17-Nov-99	572537
20019.57	Luxembourg	92907362.5	18-Feb-92	17-Nov-99	572537
20019.58	Monaco	92907362.5	18-Feb-92	17-Nov-99	572537
20019.59	Netherlands	92907362.5	18-Feb-92	17-Nov-99	572537
20019.60	Sweden	92907362.5	18-Feb-92	17-Nov-99	572537
20019.61	Germany	92907362.5	18-Feb-92	17-Nov-99	P69230314
20019.62	Hong Kong	981133586.6

3.	Title:	2-[2-(Dimethylamino)ethyl]-8,8-dipropyl-2-azaspiro[4,5]decane dimaleate
	Priority Application:	U.S. Provisional 60/016/066	23 April 1996
		U.S. Provisional 60/001,134	13 July 1995

Reference	Territory	Application No.	Filing Date	Issue Date	Patent No.
20021.00 (US)		08/981,929	11-Jul-96	14-Sep-99	US 5,952,365

4.	Title:	N,N-dimethyl-B,B-dipropyl-2-azasprio [4,5]decane-2-propanamine dimalcare
	Priority Application	U.S. provisional 60/001,138	13 July 1995
	Priority Application	U.S. provisional 60/015,996	23 April 1996

Reference	Territory	Application No.	Filing Date	Issue Date	Patent No. or Publication No.
20024.00	US	08/981,928	12-Jul-96	17-Aug-99	US 5,939,450
20024.40	PCT	PCT/US96/11590	12-Jul-96		WO 97/02820
20024.41 Abandoned	S Africa	96/5883	11-Jul-96	28-May-97	96/5883
20024.42 Abandoned	EPO	969260769	12-Jul-96		837678
20024.43	Japan	09-505996	12-Jul-96	1 June 01	3195364

5.	Title:	N,N-diethyl-8,8-dipropyl-2-azaspiro [4,5] decane-2-propanamine
	Priority Application:	U.S. provisional 60/001,139	13 July 1995
		U.S. provisional 60/016,065	23 April 1996

Reference No.	Territory	Application No.	Filing Date	Issue Date	Patent No. or Publication No.
20029.00	US	08/679,480	12-Jul-96	28-Apr-98	US 5,744,495
20029.40 Abandoned	Algeria	11296	9-Jul-96
20029.41	Argentina	960103537	11-Jul-96
20029.42	Australia	5945596	11-Jul-96	8-Jun-00	716256
20029.43 Abandoned	Barbados	81402	12-Jul-96
20029.44	Brazil	96019093	3-Jul-96
20029.45	Bulgaria	100710	8-Jul-96	25-Feb-99	62359
20029.46	Canada	2,181,006	11-Jul-96
20029.47	Chile	123696	12-Jul-96	14-Aug-00	40.657
20029.48	China	961108207	12-Jul-96	1-Mar-01	96110820.7
20029.49 Abandoned	Colombia	96036764	12-Jul-96
20029.50	Czech Rep.	PV 203696	9-Jul-96
20029.51 Abandoned	Ecuador	SP 961818	11-Jul-96	21-May-98	P1-981368
20029.52 Abandoned	Egypt	66096	11-Jul-96
20029.53	Eurasia	199600048	12-Jul-96	3-Dec-97	0 00037
20029.54	European Patent Office	962019436	11-Jul-96	18-Mar-98	0 753512
20029.55	Hungary	P 9601918	12-Jul-96
20029.56	India	1557/DEL/96	12-Jul-96
20029.57	Indonesia	P 961950	8-Jul-96
20029.58 Abandoned	Israel	118815	8-Jul-96	29-Sep-00
20029.59	Japan	1830581996	12-Jul-96
20029.60	S Korea	280161996	11-Jul-96
20029.61	Malaysia	PI 9602865	11-Jul-96
20029.62	Mexico	962767	12-Jul-96	29-Sep-00	198843
20029.63	New Zealand	286951	8-Jul-96	15-Jun-98	286951
20029.64 Abandoned	Nigeria	15396	10-Jul-96	6-Dec-96	12578
20029.65	Norway	962931	12-Jul-96	6-Dec-99	306.672
20029.66 Abandoned	Pakistan	450/96	11-Jul-96	11-Nov-98	135353
20029.67 Abandoned	Peru	52596	12-Jul-96
20029.68	Philippines	53652	8-Jul-96
20029.69	Poland	315191	10-Jul-96
20029.70	Romania	9601426	11-Jul-96
20029.71	Saudi Arabia	96170188	30-Jul-96
20029.72 Abandoned	Singapore	96102355	8-Jul-96	22-Aug-00	43383
20029.73 Abandoned	Slovak Rep.	PV 0 88696	8-Jul-96	18-Jan-01
20029.74 Abandoned	S Africa	965883	11-Jul-96	26-Mar-97	965883

20029.75 Abandoned	Sri Lanka	11031
20029.76	Taiwan	85108324	10-Jul-96	21-Jan-01	126896
20029.77 Abandoned	Tangiers	1399	12-Jul-96
20029.78	Thailand	32280	9-Jul-96
20029.79	Turkey	9600579	12-Jul-96	22-Mar-99	TR 1996 00579 B
20029.80 Abandoned	United Arab Emirates	10796	13-Jul-96
20029.81 Abandoned	Ukraine	96072764	9-Jul-96
20029.82 Abandoned	Uruguay	24283	15-Jul-96
20029.83	Venezuela	126096	12-Jul-96
20029.84 Abandoned	Vietnam	SC 2696	12-Jul-96	29-Sep-00	1500
20029.85	Austria	962019436	11-Jul-96	18-Mar-98	0 753512
20029.86	Belgium	962019436	11-Jul-96	18-Mar-98	0 753512
20029.87	Denmark	962019436	11-Jul-96	18-Mar-98	0 753512
20029.88	Finland	962019436	11-Jul-96	18-Mar-98	0 753512
20029.89	France	962019436	11-Jul-96	18-Mar-98	0 753512
20029.90	Germany	962019436	11-Jul-96	18-Mar-98	0 753512
20029.91	Greece	962019436	11-Jul-96	18-Mar-98	3026998
20029.92	Netherlands	962019436	11-Jul-96	18-Mar-98	0 753512
20029.93	Ireland	962019436	11-Jul-96	18-Mar-98	0 753512
20029.94	Italy	962019436	11-Jul-96	18-Mar-98	0 753512
20029.95	Luxembourg	962019436	11-Jul-96	18-Mar-98	0 753512
20029.96 Abandoned	Morocco	24311	12-Jul-96
20029.97	Portugal	962019436	11-Jul-96	18-Mar-98	0 753512
20029.98	Spain	962019436	11-Jul-96	18-Mar-98	0 753512
20029.99	Sweden	962019436	11-Jul-96	18-Mar-98	0 753512
25029.40	Switzerland	962019436	11-Jul-96	18-Mar-98	0 753512
25029.41 Abandoned	Hong Kong	981107432	18-Sep-98	11-Jun-99	HK1010052
25029.42	Great Britain	962019436	11-Jul-96	18-Mar-98	753512

6.	Title Immunomodulatory azaspiranes
Priority Application: USSN 101,704 28 September 1987

Reference No.	Territory	Application No.	Filing Date	Issue Date	Patent No. or Publication No.
20031.00 Abandoned	US	07/101,704	28-Sep-87
20031.20 CIP 20031.00	US	07/244,229	13-Sep-88	16-Oct-90	US 4,963,557
20031.40	PCT	PCT/US88/03323	27-Sep-88
20031.41 Abandoned	Bahamas	930	27-Sep-88	14-Apr-89	930
20031.42	Canada	578528	27-Sep-88	26-Apr—93	1313189
20031.43	China	881090328	27-Sep-88	21-Jan-96	881090328
20031.44	Cyprus	883089146	26-Sep-88	12-Sep-96	1955
20031.45	Czech Rep	PV 397091	20-Dec-01
20031.46	European Patent Office	883089146	26-Sep-88	30-Nov-94	0310321
20031.47	Ireland	292988	28-Sep-88	16-Apr-96	67891
20031.48 Abandoned	Israel	87908	25-Sep-88	21-Feb-93	87908
20031.49 Abandoned	Malaysia	8801078	27-Sep-88	30-Jul-94	104932
20031.50	Mexico	923765	29-Jun-92	10-May-94	174367
20031.51	New Zealand	226354	27-Sep-88	13-Jun-91	226354
20031.52 Abandoned	Pakistan	43988	28-Sep-88	26-Dec-90	131497
20031.53	Portugal	88603	27-Sep-88	25-Jun-92	88603
20031.54 Abandoned	Singapore	96914205	26-Sep-88	30-Nov-94	96914205
20031.55	Slovakia	397097	20-Dec-91
20031.56 Abandoned	S Africa	887266	28-Sep-88	27-Jan-93	887266
20031.57	Taiwan	77106657	24-Sep-88	26-Apr-91	43871
20031.58 Abandoned	Zimbabwe	12388	21-Sep-88	7-Apr-89	12388
20031.59	Australia	253388	27-Sep-88	1-Jun-92	619780
20031.60	Denmark	77090	27-Sep-88	8-May-95	170042
20031.61	Finland	901530	27-Sep-88	10-Feb-95	93006
20031.62 Abandoned	Hungary	588988	27-Sep-88	24-Sep-93	208809
20031.63	Japan	63508105	27-Sep-88	21-Nov-96	2582888
20031.64 Abandoned	S Korea	899-00907	27-Sep-88	22-Sep-98	166366
20031.65	Norway	901392	27-Sep-88	9-Feb-94	173824
20031.66	Philippines	37609	13-Sep-88	5-Nov-91	25812
20031.67 Abandoned	Hungary	P/P00121	1-Jul-95		211325
20031.68	Austria	883089146	26-Sep-88	30-Nov-94	0 310321
20031.69	Belgium	883089146	26-Sep-88	30-Nov-94	0 310321
20031.70	France	883089146	26-Sep-88	30-Nov-94	0 310321
20031.71	Germany	883089146	26-Sep-88	30-Nov-94	0 310321
20031.72	Great Britain	883089146	26-Sep-88	30-Nov-94	0 310321
20031.73	Greece	883089146	26-Sep-88	30-Nov-94	0 310321

20031.74	Italy	883089146	26-Sep-88	30-Nov-94	0 310321
20031.75	Luxembourg	883089146	26-Sep-88	30-Nov-94	0 310321
20031.76	Netherlands	883089146	26-Sep-88	30-Nov-94	0 310321
20031.77	Spain	883089146	26-Sep-88	30-Nov-94	0 310321
20031.78	Sweden	883089146	26-Sep-88	30-Nov-94	0 310321
20031.79 Abandoned	Hong Kong	98105430			HK 1006274

7.             Psoriasis treatment using Azaspiranes and a method of immunosuppression, using Azaspiranes in combination with cyclosporine)

Patent No. US 5,981,538

Patent No. US 6,051,59